1st Quarter FY 2025 Supplemental Information 1 Exhibit 99.2

$61.0B Net Sales +7.5% Growth +5.2% Comparable Sales +7.1% Adjusted Comparable Sales1 +5.1% Comparable Traffic +0.1% Comparable Ticket +13.0% E-Comm Comparable Sales +13.2% Adjusted E-Comm Comparable Sales2 Q1 Highlights - Sales 1 - Comparable Sales excluding impacts from gas inflation/deflation and FX 2 - E-commerce Comparable Sales excluding impacts from FX Comp Sales US Canada Other International Total Company Sales +5.2% +5.8% +4.7% +5.2% Ticket +0.3% -0.1% -0.6% +0.1% Traffic +4.9% +5.9% +5.3% +5.1% 2

Q1 Highlights - Financial Performance

Net Income	Diluted EPS
$1.80B	**$4.04**
+13.2% Growth*	**+12.8% Growth***

***- "Other" Items for the Quarter:**

- This year's results included a tax benefit of $100 million, or $0.22 per diluted share, related to stock-based compensation.
- Last year's results included a tax benefit of $44 million, or $0.10 per diluted share, also related to stock-based compensation.
- Excluding these items from both years, net income and diluted EPS growth were 9.9% and 9.8%, respectively.

Gross Margin
11.28%

+24 bps vs. Q1 FY'24
+7 bps ex. gas impact

SG&A
9.59%

-14 bps vs. Q1 FY'24
Flat ex. gas impact

Reported		Ex Gas	Reported		Ex Gas
Core	+31bps	+17bps	Ops	-15bps	-4bps
Other Bus	-12bps	-16bps	Central	-5bps	-3bps
2% Reward	+5bps	+6bps	Equity Comp	+2bps	+3bps
LIFO	0bps	0bps	Preopening	+4bp	+4bps
Total	+24bps	+7bps	Total	-14bps	0bps
Core on Core Sales: +3bps			+ = Favorable/lower, - = Unfavorable/higher		

3

+7.8% Membership Income Growth +7.8% Membership Income Growth ex-FX 90.4% Worldwide Membership Renewal Rate 92.8% US/CN Renewal Rate 77.4MM Paid Memberships +7.6% Growth 138.8MM Total Cardholders +7.2% Growth 36.4MM Executive Memberships 73.1% Penetration of Sales to Executive Members Q1 Highlights - Membership 4

+13.0% E-Comm Comparable Sales 1 - E-commerce Comparable Sales excluding impacts from FX +13.2% Adjusted E-Comm Comparable Sales1 Top Sales Categories: - Gold and Jewelry - Hardware - Gift Cards - Home Furnishings - Health and Beauty Aids - Sporting Goods Digital Metrics: - Site Traffic: +16% - Average Order Value: +4% - Costco Logistics Deliveries: +13% [Items +19%] Q1 Highlights - Digital 5

Q4 FY’24 End FY’25 Q1 Rest of FY (Estimated) FY’25 End (Estimated) US 614 2 14 630 Canada 108 1 2 111 Other International 168 3 4 175 Total 890 6 20 916 Q1 Highlights - Warehouse Expansion Zaragoza, ES: 9/13/24 6 Napa, California: 10/18/24

Q1 Highlights - New Member Values KS Butter Chicken with Naan Bread KS Oxi Powder 7 Lowering Every Day Low Prices New Items KS 3 Ply Ultra Facial Tissue 6% Reduction KS Chicken Stock 11% Reduction KS Food Storage Bags (Various Sizes) Meatball Sub

Safe Harbor Certain statements contained in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. For these purposes, forward-looking statements are statements that address activities, events, conditions or developments that the Company expects or anticipates may occur in the future. In some cases forward-looking statements can be identified because they contain words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “likely,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” or similar expressions and the negatives of those terms. Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. These risks and uncertainties include, but are not limited to, domestic and international economic conditions, including exchange rates, inflation or deflation, the effects of competition and regulation, uncertainties in the financial markets, consumer and small business spending patterns and debt levels, breaches of security or privacy of member or business information, conditions affecting the acquisition, development, ownership or use of real estate, capital spending, actions of vendors, rising costs associated with employees (generally including health-care costs and wages), workforce interruptions, energy and certain commodities, geopolitical conditions (including tariffs), the ability to maintain effective internal control over financial reporting, regulatory and other impacts related to environmental and social matters, public- health related factors, and other risks identified from time to time in the Company’s public statements and reports filed with the Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made, and the Company does not undertake to update these statements, except as required by law. Comparable sales and comparable sales excluding impacts from changes in gasoline prices and foreign exchange are intended as supplemental information and are not a substitute for net sales presented in accordance with U.S. GAAP. 8